                                                                   EXHIBIT 10.12

                               DATED 30 MARCH 2004

                              STARBUCKS CORPORATION

                                       AND

                                     OTHERS

                              TRUST DEED AND RULES

                                       OF

                                THE STARBUCKS UK

                              SHARE INCENTIVE PLAN

Approved by a Directors' resolution on: November 20, 2003

Approved by the Inland Revenue on: April 16, 2004

Amended and Restated Rules Approved by a Directors' resolution on: November 14, 2006

Approved by Her Majesty's Revenue & Customs on: [__________]

Inland Revenue reference no: A1860

                              Prepared by Landwell
                                  on behalf of
                           PricewaterhouseCoopers LLP
                                 Plumtree Court
                                 London EC4A 4HT

                                  CONTENTS

TRUST DEED
CLAUSE                                                                   PAGE NO
----------                                                               -------
1  INTERPRETATION.....................................................       1
2  OBJECT OF TRUST....................................................       2
3  ACHIEVING OBJECT OF TRUST..........................................       2
   3.1  Monies received from Participating Companies..................       2
   3.2  Partnership Shares Money......................................       3
   3.3  Dividends on Shares not Awarded...............................       3
4  UNUSED FUNDS.......................................................       4
   4.1  Trustee to apply unused funds for costs etc...................       4
   4.2  Trustee to account for monies upon termination of Plan........       4
5  RIGHT TO DEAL WITH RECONSTRUCTIONS, ETC............................       5
   5.1  Trustee to act on Participant's directions....................       5
   5.2  No liability for acting on directions.........................       5
6  ACCOUNTABILITY FOR PAYE AND OTHER DEDUCTIONS.......................       5
7  MAINTENANCE OF TRUST RECORDS.......................................       5
   7.1  Trustee to procure preparation of Trust records...............       5
   7.2  Trustee to keep records of PAYE deductions....................       6
   7.3  Trustee to submit Trust records to Company....................       6
   7.4  Company's right to inspect Trust records......................       6
8  SECURITIES AND TITLE...............................................       6
   8.1  Securities may be placed in custody...........................       6
   8.2  More than one Trustee may be registered proprietor............       6
9  APPLICATION OF PLAN TO SUBSIDIARIES................................       7
   9.1  Extension of Plan to Subsidiaries.............................       7
   9.2  Circumstances where Plan may cease to apply to Subsidiary.....       7
   9.3  Trustee not liable to account to former Participating
        Companies.....................................................       7
10 DUTIES OF PARTICIPATING COMPANIES..................................       7
   10.1 Duty to contribute sums and provide information...............       7
   10.2 Continuing liability of former Participating Companies........       8
11 PROTECTION OF TRUSTEE..............................................       8
   11.1 Corporate Trustee.............................................       8
   11.2 Limited liability for monetary obligations....................       8
   11.3 Trustee to comply with Company's directions...................       8
   11.4 Indemnity.....................................................       8
   11.5 No obligation to become involved in management................       9
12 ADDITIONAL POWERS..................................................       9

   12.1 Additional powers of Trustee..................................       9
   12.2 Trustee's power to invest monies etc..........................      10
   12.3 Trustee's power of sale.......................................      10
   12.4 Trustee Act 2000..............................................      10
13 PROCEEDINGS OF TRUSTEES............................................      10
   13.1 Scope of clause...............................................      10
   13.2 Regulations for conduct of business...........................      10
   13.3 Quorum for meetings of Trustees...............................      11
   13.4 Majority voting of Trustees...................................      11
   13.5 Written resolutions of Trustees...............................      11
14 ADMINISTRATION.....................................................      11
   14.1 Delegation....................................................      11
   14.2 Trustee being a corporate body................................      11
   14.3 Minutes of meetings...........................................      11
   14.4 Professional advice...........................................      12
   14.5 Trustee's agents..............................................      12
   14.6 Trustee may execute deeds etc.................................      12
15 REMUNERATION AND INTERESTS OF TRUSTEES.............................      12
   15.1 Individual Trustees...........................................      12
   15.2 Professional Trustees.........................................      12
   15.3 Corporate Trustees............................................      13
   15.4 Right to be employed by Company...............................      13
16 PERMITTED DEALINGS OF TRUSTEES.....................................      13
   16.1 Trustees permitted to hold shares etc.........................      13
   16.2 No requirement to account for benefits........................      13
17 NUMBER, APPOINTMENT, RETIREMENT AND REMOVAL OF TRUSTEES............      14
   17.1 Minimum number of Trustees....................................      14
   17.2 Statutory power to appoint new and additional Trustees........      14
   17.3 Power to appoint additional Trustees..........................      14
   17.4 Company ceasing to exist......................................      14
   17.5 Removal of Trustees...........................................      15
   17.6 Retirement of Trustees........................................      15
   17.7 Transfer of trust property following removal or retirement of
        Trustee.......................................................      15
   17.8 Section 37 of the Trustee Act 1925............................      15
   17.9 Residence of Trustees.........................................      15
18 DELEGATION OF ADMINISTRATION BY COMPANY AND OTHER MATTERS..........      16
   18.1 Delegation of administration..................................      16
   18.2 Exercise of powers............................................      16
   18.3 Information supplied by Company or Participating Company......      16
19 DURATION AND WINDING UP OF PLAN....................................      16
   19.1 Termination on expiry of Trust Period.........................      16
   19.2 Outstanding liabilities.......................................      17

   19.3 Completion of obligations.....................................      17
20 SUPREMACY OF TRUST DEED OVER RULES.................................      17
21 GOVERNING LAW AND JURISDICTION.....................................      17
   21.1 Governing law.................................................      17
   21.2 Jurisdiction..................................................      17
   21.3 Jurisdiction agreement for benefit of Company.................      17
   21.4 Participant deemed to submit to such jurisdiction.............      17
22 AMENDMENT OF TRUST DEED AND RULES..................................      18
   22.1 Amendment of Trust Deed and Rules.............................      18
   22.2 Amendments to be binding......................................      18
23 GENERAL PROVISIONS.................................................      18
   23.1 Counterparts..................................................      18
   23.2 Irrevocability................................................      18

SCHEDULE
RULES OF STARBUCKS UK SHARE INCENTIVE PLAN

RULE

1  INTERPRETATION.....................................................      20
2  PURPOSE OF PLAN....................................................      28
3  PARTICIPATION ON SAME TERMS........................................      28

PART I - PARTNERSHIP SHARES

4  PARTNERSHIP SHARES INVITATIONS.....................................      29
   4.1   Issue of Partnership Shares Invitations......................      29
   4.2   Timing of Partnership Shares Invitations.....................      29
   4.3   Contents of Partnership Shares Invitations...................      29
   4.4   Partnership Shares Agreement and Partnership Shares
         Invitation...................................................      30
   4.5   Contents of Partnership Shares Agreement.....................      30
   4.6   Agreement may be withdrawn...................................      31
   4.7   Excess Salary deductions.....................................      31
   4.8   Scaling down.................................................      31
   4.9   Partnership Shares Money held for Participant................      31
   4.10  Interest on Partnership Shares Money.........................      32
5  INSTRUCTIONS GIVEN DURING ACCUMULATION PERIOD......................      32
   5.1   Variation of Salary deductions and intervals.................      32
   5.2   Notice to suspend Salary deductions..........................      32
   5.3   Notice to terminate Partnership Shares Agreement.............      33
   5.4   Employer Company to give effect to notices...................      33
   5.5   Partnership Shares Agreement to apply to new holding.........      33

6  ACQUISITION OF PARTNERSHIP SHARES..................................      34
   6.1   Acquisition of Shares by Trustee (no Accumulation Period)....      34
   6.2   Acquisition of Shares by Trustee (with Accumulation Period)..      34
   6.3   Notification of acquisition to Participants..................      34
   6.4   Salary deductions not invested in Partnership Shares.........      35
7  TRANSFER OF PARTNERSHIP SHARES BY PARTICIPANT......................      35
   7.1  Participants may request transfer of Partnership Shares.......      35
   7.2  Trustee to comply with request................................      35
8  CESSATION OF RELEVANT EMPLOYMENT...................................      35
   8.1   Trustee to be notified of cessation of Relevant Employment...      35
   8.2   Cessation of Relevant Employment prior to Partnership Shares
         Acquisition Date.............................................      35
   8.3   Transfer of Partnership Shares on cessation of Relevant
         Employment...................................................      36

PART II - MATCHING SHARES

9  NOTIFICATION OF MATCHING SHARES....................................      37
   9.1   Relationship to Partnership Shares...........................      37
   9.2   Additional contents of Partnership Shares Agreement..........      37
10 APPROPRIATION OF MATCHING SHARES...................................      38
   10.1  Determination of number of Matching Shares...................      38
   10.2  Appropriation of Matching Shares.............................      38
   10.3  Notification of Appropriation to Participants................      38
11 RESTRICTIONS ON DEALINGS IN, AND PERMITTED TRANSFERS OF, MATCHING
   SHARES.............................................................      38
   11.1  Restrictions on disposals by Participants....................      38
   11.2  Restrictions on disposals by Trustee.........................      39
   11.3  Transfer of Matching Shares after Matching Shares Holding
         Period.......................................................      39
12 CESSATION OF RELEVANT EMPLOYMENT AND EARLY WITHDRAWAL OF
   PARTNERSHIP SHARES.................................................      39
   12.1  Trustee to be notified of cessation of Relevant Employment...      39
   12.2  Early withdrawal of Partnership Shares.......................      40
   12.3  Early transfer of Matching Shares............................      40
   12.4  Forfeiture of Matching Shares................................      40
   12.5  Injury, disability, redundancy, retirement etc...............      40
   12.6  Death........................................................      41

PART III - GENERAL REQUIREMENTS

13 REQUIREMENTS GENERALLY APPLICABLE TO PLAN SHARES...................      42
   13.1  Participants may elect not to participate....................      42
   13.2  Individuals eligible for Appropriation.......................      42
   13.3  Shares not Appropriated or forfeited.........................      42

   13.4  Shares ceasing to qualify....................................      42
   13.5  Death of Participant.........................................      42
   13.6  Funds to be provided by Participating Companies..............      43
   13.7  Shares purchased off market by Trustee.......................      43
   13.8  Subscription price...........................................      43
   13.9  Rights attaching to subscribed Shares........................      43
   13.10 Proportionate apportionment of Shares with different rights..      43
   13.11 Foreign dividends............................................      44
   13.12 Timing of contributions to Trustee...........................      44
14 PERMITTED DEALINGS IN PLAN SHARES..................................      44
15 RECEIPTS BY TRUSTEE................................................      45
16 EXERCISE OF VOTING RIGHTS ATTACHING TO PLAN SHARES.................      45
17 COMPANY RECONSTRUCTIONS............................................      46
   17.1  New holdings of Shares.......................................      46
   17.2  Meaning of "new holding".....................................      46
18 RIGHTS ISSUES......................................................      47
   18.1  Application of rule..........................................      47
   18.2  Trustee to provide information to Participants...............      47
   18.3  Participants to give written directions to Trustee...........      47
   18.4  Cash amounts arising to be dealt with by Trustee.............      47
   18.5  Failure by Participant to give any direction.................      48
19 CHANGES IN CAPITALIZATION..........................................      48
20 DUTY TO ACCOUNT FOR PAYE ON CASH AMOUNTS...........................      48
   20.1  Trustee to make PAYE deductions..............................      48
   20.2  Trustee to deal with PAYE deductions.........................      48
21 DUTY TO ACCOUNT FOR PAYE ON TRANSFERS OF ASSETS....................      49
   21.1  Trustee to make PAYE deductions..............................      49
   21.2  Trustee to deal with PAYE deductions.........................      49
22 APPORTIONMENT OF CAPITAL RECEIPTS..................................      49
   22.1  Treatment of Capital Receipts................................      49
   22.2  Trustee to inform Participants...............................      50
23 TERMINATION OF PLAN................................................      50
   23.1  Company may terminate Plan...................................      50
   23.2  Consequences of termination of Plan..........................      50
   23.3  Inland Revenue withdrawal of Plan approval...................      51
24 SHARES FROM QUALIFYING SHARE OWNERSHIP TRUSTS......................      51
25 NOTICES............................................................      51
   25.1  Notice by Company, Employer Company, Directors or Trustee....      51
   25.2  Deceased Participant.........................................      51
   25.3  Notice to Company, Employer Company, Directors or Trustee....      51
   25.4  Distribution of Company documentation........................      52
   25.5  Notification of liability to income tax......................      52

   25.6  Exclusion of electronic communications in certain
         circumstances................................................      52
26 FRACTIONAL ENTITLEMENTS............................................      52
27 PROTECTION OF TRUSTEE..............................................      52
28 RELATIONSHIP OF PLAN TO CONTRACT OF EMPLOYMENT.....................      53
29 ALTERATIONS........................................................      53

THIS DEED OF TRUST IS MADE ON _______________ 2004

BETWEEN:

(1) STARBUCKS CORPORATION incorporated under the laws of the State of Washington, United States of America whose principal office is situated at 2401 Utah Avenue South, Seattle, WA 98134, United States of America ("the Company");

(2) YORKSHIRE BUILDING SOCIETY whose principal office is situated at Yorkshire House, Yorkshire Drive, Bradford BD5 8LJ, United Kingdom; and

(3) STARBUCKS COFFEE COMPANY (UK) LIMITED incorporated in England and Wales under company number 2959325 whose registered office is situated at 11 Heathmans Road, Parsons Green, London SW6 4TJ, United Kingdom.

PRELIMINARY:

(A) The Company wishes to establish a share incentive plan approved in accordance with the provisions of Schedule 2 and constituting an Employees' Share Scheme.

(B) The Plan has been approved by a resolution of the Directors passed at a meeting held on November 20, 2003.

(C)  The Trustee has agreed to act as the first trustee of the Plan.

(D) The Trustee has received the sum of L50 from the Company as an initial contribution to the trusts established by this Trust Deed.

THE TRUST DEED WITNESSES as follows:

1    INTERPRETATION

     In this Trust Deed:

1.1 unless the context otherwise requires the definitions set out in Rule 1.1 of the Rules in the schedule to this Trust Deed (the "Rules") shall apply and the following words and expressions shall have the following meanings:


                                                                             (1)

     BENEFICIARY    a bona fide employee or former employee of the Company, a
                    Subsidiary or the Company's holding company or any company over which the Company's holding company has Control;

     CHARITABLE     exclusively charitable under English law;

     TRUST DEED     this trust deed in its present form or as amended from time to time;

     TRUST PERIOD   the period commencing on the date of this Trust Deed an
                    ending on the expiry of 80 years from the date of this Trust
                    Deed and so that the period of 80 years from the date of
                    this Trust Deed shall be the perpetuity period for the
                    purpose of section 1 of the Perpetuities and Accumulations
                    Act 1964; and

     TRUSTEE Yorkshire Building Society and any additional or replacement trustee from time to time of the Plan.

1.2 Unless otherwise specified, the interpretation provisions of Rule 1.2 of the Rules shall apply.

1.3  References to clauses are to clauses of this Trust Deed.

2    OBJECT OF TRUST

     All Plan Shares and any other assets held by the Trustee will be held UPON TRUST for the Beneficiaries respectively entitled to them under the Plan subject to the provisions set out below and to the power of the Trustee to transfer or cause to be transferred to the person beneficially entitled to them any Plan Shares in accordance with the Plan.

3    ACHIEVING OBJECT OF TRUST

3.1  MONIES RECEIVED FROM PARTICIPATING COMPANIES

     Subject to the provisions set out below the Trustee shall apply monies it receives from the Participating Companies in the acquisition of Shares for Appropriation or for the purposes of clause 4.1 and to hold such Shares once Appropriated and all other trust property deriving from such Shares on trust for the Participants to whom such Shares have been Appropriated and to apply and deal with the same in accordance with the Plan provided always that:


                                                                             (2)

     3.1.1 the Trustee shall not dispose of a Participant's Matching Shares during the Matching Shares Holding Period (whether by transfer to the Participant or otherwise) except as provided by the Rules;

     3.1.2 the Trustee shall not (subject to the Rules) dispose of any of a Participant's Matching Shares after the end of the Matching Shares Holding Period except pursuant to a direction validly given by or on behalf of the Participant or any person in whom the beneficial interest in those Shares is for the time being vested; and

     3.1.3 the Trustee shall deal with any right attaching to Matching Shares to be allotted or to acquire other shares, securities or rights of any description only pursuant to a written direction given by or on behalf of the Participant or any person in whom the beneficial interest in such Matching Shares is for the time being vested.

3.2  PARTNERSHIP SHARES MONEY

     Subject to the provisions set out below the Trustee shall apply Partnership Shares Money in the acquisition of Partnership Shares and shall hold such Shares once acquired on trust for the Participants on whose respective behalves they have been acquired and apply and deal with the same in accordance with the Plan provided always that:

     3.2.1 the Trustee shall not (subject to the Rules) dispose of a Participant's Partnership Shares (whether by transfer to the Participant or otherwise) except pursuant to a written direction validly given by or on behalf of the Participant or any person in whom the beneficial interest in those Partnership Shares is for the time being vested;

     3.2.2 the Trustee shall deal with any right attaching to Partnership Shares to acquire other shares securities or rights of any description only pursuant to a written direction given by or on behalf of the Participant or any person in whom the beneficial interest in the Partnership Shares is for the time being vested.

3.3  DIVIDENDS ON SHARES NOT AWARDED

     The Trustee shall not demand or in any way enforce payment of any dividends which would otherwise be payable on any Shares for the time being comprised within the Trust Fund which are not held for the benefit of a Participant in consequence of an Appropriation to him or any acquisition of Partnership Shares by him and the Trustee hereby waives its entitlement thereto save to the extent of L0.0001 per Share but where


                                                                             (3)
     the Company decides to pay dividends on such Shares the Trustee shall retain such dividends to be used for the general purposes of the Plan.

4    UNUSED FUNDS

4.1  TRUSTEE TO APPLY UNUSED FUNDS FOR COSTS ETC

     Where pursuant to the Plan the Trustee holds any monies, shares, securities or other assets which represent or represent income derived from:

     4.1.1 any monies or assets received from the Participating Companies for the purposes of the Plan but which have not been applied and which are not required to be applied under the Plan for an Appropriation; or

     4.1.2 any Capital Receipt of less than L3 which would be distributable to a Participant save for the provisions concerning such sums in the Rules; and

     4.1.3 any assets relating to the Plan (including any amounts specifically paid to the Trustee as a contribution to any costs, charges and expenses incurred in connection with the establishment and operation of the Plan) which are not held for the benefit of a Participant in consequence of an Appropriation to him or any acquisition of Partnership Shares by him and which are not required to be applied under the Plan;

     the Trustee may apply such assets or the sale proceeds thereof in or towards any reasonable costs, charges and expenses of the Plan (including for the avoidance of doubt any amounts necessary to facilitate the Award of Partnership Shares) and may during the Trust Period and subject to the law relating to accumulations accumulate any income thereon and hold the same for the general purposes of the Plan. The Trustee shall notify the Company on request of all amounts and assets held for such purposes.

4.2  TRUSTEE TO ACCOUNT FOR MONIES UPON TERMINATION OF PLAN

     If at any time the Plan is terminated the Trustee shall account to the Participating Companies as instructed by the Company for any unused monies then held on the trusts of clause 4.1. Notwithstanding such termination the Trustee shall continue to administer the Plan in accordance with the Trust Deed and the Rules. At the earlier of the expiry of the Trust Period and the third anniversary of the termination of the Plan the Trustee shall convert into money any trust property held subject to the trusts of the Plan declared in the Trust Deed and which are not Partnership Shares nor Appropriated to Participants and shall pay such money to such one or more Charitable organisations and if more than one in such proportions as the Trustee shall, in its absolute discretion determine. The receipt


                                                                             (4)
     of the proper officer of the recipient Charitable organisation shall be a valid discharge of the Trustee for the benefit received by it.

5    RIGHT TO DEAL WITH RECONSTRUCTIONS, ETC

5.1  TRUSTEE TO ACT ON PARTICIPANT'S DIRECTIONS

     The Trustee may at any time on behalf of any Participant who has given a direction to the Trustee under the Rules (but not otherwise) enter into any compromise or arrangement with respect to or may release or forbear to exercise all or any of its rights as shareholder whether in connection with a scheme of reconstruction or amalgamation or otherwise and may accept in or towards satisfaction of all or any of such rights such consideration as such Participant shall direct whether in the form of cash, stock, shares, debentures, debenture stock or obligations or securities without the Trustee being in any way liable or responsible for any loss resulting from complying with any such direction or any liability or increased liability of such Participant to tax or in respect of any inadequacy or alleged inadequacy in the nature or amount of such consideration.

5.2  NO LIABILITY FOR ACTING ON DIRECTIONS

     The Trustee shall not be liable or responsible for any loss or any liability or increased liability of a Participant to tax arising out of the failure of such Participant to give a direction to the Trustee or the failure of such Participant to give a direction to the Trustee within a particular time or if the Participant has directed the Trustee to use its discretion in any way arising out of the bona fide exercise by the Trustee of that discretion.

6    ACCOUNTABILITY FOR PAYE AND OTHER DEDUCTIONS

     The Company, any Employer Company or the Trustee may account to the Inland Revenue or other authority concerned for any amounts deducted from payments made, or assets transferred, pursuant to the Plan in respect of income tax or any other deductions required by statute or regulations made thereunder.

7    MAINTENANCE OF TRUST RECORDS

7.1  TRUSTEE TO PROCURE PREPARATION OF TRUST RECORDS

     The Trustee shall maintain all necessary accounts (including the accounts of individual employees), records and other documents necessary to carry out its obligations in connection with:


                                                                             (5)

     7.1.1 the proper administration of the Plan (including maintaining records of employees who have been participants in more than one share incentive plan approved under Schedule 2 and established by the Company or a Connected Company); and

     7.1.2 the PAYE obligations of the Employer Company so far as they relate to the Plan.

7.2  TRUSTEE TO KEEP RECORDS OF PAYE DEDUCTIONS

     The Trustee shall keep records of all PAYE deductions, including payments to the Employer Companies in respect of PAYE obligations.

7.3  TRUSTEE TO SUBMIT TRUST RECORDS TO COMPANY

     The Trustee shall submit to the Company such reports or other information as it may reasonably require for the purpose of ensuring that the Plan is properly administered and without prejudice to the generality of the foregoing the Trustee shall submit to the Company copies of all documents including the annual returns which have been supplied to the Board of Inland Revenue within twenty-one days of their being so supplied.

7.4  COMPANY'S RIGHT TO INSPECT TRUST RECORDS

     The Company shall at all times be entitled on service of three days written notice or as otherwise agreed between the Company and the Trustee to inspect all accounts, documents and records maintained by the Trustee for the purposes of the Plan and may at any time and at its absolute discretion audit or cause to be audited those accounts, documents and records.

8    SECURITIES AND TITLE

8.1  SECURITIES MAY BE PLACED IN CUSTODY

     The Trustee may place the documents of title for the time being in its possession in any bank or safe deposit and shall not be responsible for any losses incurred by so doing.

8.2  MORE THAN ONE TRUSTEE MAY BE REGISTERED PROPRIETOR

     At any time when there is more than one Trustee, they shall be entitled to procure that any one or more of them may be registered as proprietor of any property held by them upon the trusts of the Trust Deed.


                                                                             (6)

9    APPLICATION OF PLAN TO SUBSIDIARIES

9.1  EXTENSION OF PLAN TO SUBSIDIARIES

     The Plan may with the consent of the Company be extended to any Subsidiary by a deed of adherence in a form approved by the Company executed by that Subsidiary and the Company.

9.2  CIRCUMSTANCES WHERE PLAN MAY CEASE TO APPLY TO SUBSIDIARY

     The Plan shall cease to extend to a Participating Company when:

     9.2.1 such Participating Company ceases to be a Subsidiary; or

     9.2.2 a notice is served by the Company upon the Trustee and the Participating Company that the Plan shall cease to apply to that Participating Company; or

     9.2.3 a Participating Company withdraws from the Plan on such conditions as may be agreed by the Company but such cessation shall not affect the subsisting rights of Participants under the Plan which have arisen under the Plan prior to such cessation.

9.3  TRUSTEE NOT LIABLE TO ACCOUNT TO FORMER PARTICIPATING COMPANIES

     Where the Plan ceases to extend to a Participating Company in accordance with clause 9.2 then the Trustee shall not be liable to account to such Participating Company for any unused monies then held on the trusts of clause 4.1.

10    DUTIES OF PARTICIPATING COMPANIES

10.1 DUTY TO CONTRIBUTE SUMS AND PROVIDE INFORMATION

     If and so long as any company is a Participating Company it shall:

     10.1.1 contribute and pay to the Trustee such sums as are required by the Trustee to purchase or subscribe for Shares to be Awarded to Participants of that Participating Company together with a fair proportion of the sums required to meet:

          10.1.1.1 the reasonable expenses of the Trustee in operating and administering the Plan; and


                                                                             (7)

          10.1.1.2 any remuneration payable to the Trustee

          to the extent that such expenses and remuneration cannot be met out of such of the assets held by the Trustee as are applicable for that purpose.

     10.1.2 provide the Trustee with all information reasonably required from it for the purposes of the administration and operation of the Plan in such form as the Trustee may reasonably require.

10.2 CONTINUING LIABILITY OF FORMER PARTICIPATING COMPANIES

     Any company that ceases to be a Participating Company shall remain liable to meet its fair proportion of the expenses of the Trustee.

11   PROTECTION OF TRUSTEE

11.1 CORPORATE TRUSTEE

     For the purpose of this clause 11, in the case of a corporate trustee, the term Trustee shall include the Trustee's directors, officers and employees.

11.2 LIMITED LIABILITY FOR MONETARY OBLIGATIONS

     The Trustee shall not be liable to satisfy any monetary obligations under the Plan (including but without prejudice to the generality of the foregoing any monetary obligations to Eligible Partners) beyond the sums of money (including income) from time to time in its hands or under its control as Trustee of the Plan and properly applicable for that purpose.

11.3 TRUSTEE TO COMPLY WITH COMPANY'S DIRECTIONS

     The Trustee shall comply with any directions given by the Company (including for the avoidance of doubt any person to whom any delegation under clause 18.1 has been made) under the Plan and shall not be under any liability in respect of such compliance to the Company (or such other person under clause 18.1) or to any Eligible Partner.

11.4 INDEMNITY

     The Company shall indemnify the Trustee in respect of the liabilities that the Trustee incurs in connection with the Trust on the terms mutually agreed from time to time.


                                                                             (8)

11.5 NO OBLIGATION TO BECOME INVOLVED IN MANAGEMENT

     The Trustee shall not be under any obligation to:

     11.5.1 become a director or other officer, or interfere in the management or affairs, of any company, any of the shares, debentures, debenture stock or securities which are held on the trusts created by the Trust Deed or of any company associated with any such company, notwithstanding that the Trustee may have (whether directly or indirectly) a substantial holding in, or control of, any such company; or

     11.5.2 seek information about the affairs of any such company but may leave the conduct of the affairs of any such company to its directors, officers or other persons managing the company provided the Trustee has no actual notice of any act of dishonesty on the part of such persons in connection with the management of the company.

12   ADDITIONAL POWERS

12.1 ADDITIONAL POWERS OF TRUSTEE

     In addition and without prejudice to the powers vested in it by the other provisions of the Trust Deed and by law, the Trustee shall have the following powers and discretions:

     12.1.1 to agree with the Company all matters relating to the operation and administration of the trusts created by the Trust Deed and so that no person claiming an interest under the Trust shall be entitled to question the legality or correctness of any arrangement or agreement made between the Company and the Trustee in relation to such operation and administration;

     12.1.2 from time to time in writing to authorise such other person or persons whether or not a Trustee, as the Trustee shall think fit to draw and endorse cheques and to give receipts and discharges for any monies or other property payable transferable or deliverable to the Trustee and every such receipt or discharge shall be as valid and effectual as if such receipt or discharge was given by the Trustee and the production of such written authority of the Trustee shall be a sufficient protection to any person taking any such receipt or discharge and (unless that person shall have received express notice in writing of the revocation of the authority) he shall be entitled to assume and act upon the assumption that the authority remains unrevoked;

     12.1.3 at any time, to borrow or raise money only for the purpose of subscribing for or purchasing Shares or any other purpose for which money may be applied under


                                                                             (9)
          the Trust Deed. Any loan made by a Participating Company to the Trustee shall be on such terms as the Participating Company and the Trustee agree;

     12.1.4 to make any payment to any Beneficiary into the Beneficiary's bank account and the Trustee shall be discharged from obtaining a receipt or seeing the application of any such payment; and

     12.1.5 to pay any amount, whether income or capital, intended to be paid to, or applied for the benefit generally of, any minor to his or her parent or guardian, whose receipt shall be a valid discharge of the Trustee.

12.2 TRUSTEE'S POWER TO INVEST MONIES ETC

     Subject to any provision to the contrary in the Rules the Trustee shall in respect of monies or other assets not held on trust for a Participant have the same full and unrestricted powers of investing and transposing investments and laying out monies in all respects as if it were absolutely entitled to them beneficially and without regard to any requirement as to diversification.

12.3 TRUSTEE'S POWER OF SALE

     Subject to any provision to the contrary in the Rules the Trustee shall in respect of any assets not held on trust for a Participant have all the powers of sale of a beneficial owner in respect of such assets.

12.4 TRUSTEE ACT 2000

     Sections 4 and 5 of, and paragraph 1 of Schedule 1 to, the Trustee Act 2000 shall not apply.

13   PROCEEDINGS OF TRUSTEES

13.1 SCOPE OF CLAUSE

     Unless a corporate trustee is the sole Trustee, the following provisions of this clause 13 shall govern the proceedings of the Trustees.

13.2 REGULATIONS FOR CONDUCT OF BUSINESS

     The Trustees shall meet together and, subject to the following provisions of this clause 13, make such regulations for the conduct of their business as they determine.


                                                                            (10)

13.3 QUORUM FOR MEETINGS OF TRUSTEES

     The quorum for any meeting of the Trustees shall be two. A meeting of the Trustees at which a quorum is present shall be competent to exercise all the powers and discretions exercisable by the Trustees generally.

13.4 MAJORITY VOTING OF TRUSTEES

     At any meeting of the Trustees, all questions shall be decided by a majority of the votes of the Trustees present and voting thereon. In the event of an equality of votes, the chairman of the meeting, if any, shall have a second or casting vote. In the event of an equality of votes on the election of a chairman at any meeting, the chairman shall be chosen by lot.

13.5 WRITTEN RESOLUTIONS OF TRUSTEES

     A resolution in writing signed by all the Trustees shall be as valid and effective as if it had been passed at a meeting of the Trustees and the same may consist of two or more documents in similar form each signed by one or more of the Trustees.

14   ADMINISTRATION

14.1 DELEGATION

     Where there is more than one Trustee, the Trustees may from time to time delegate any business to any one or more of their number.

14.2 TRUSTEE BEING A CORPORATE BODY

     A Trustee which is a corporate body may in its capacity as a Trustee act by its officers and employees and may by such officers and employees have and exercise all powers trusts and discretions vested in it under the Trust Deed.

14.3 MINUTES OF MEETINGS

     The Trustee shall cause proper minutes to be kept and entered in a book provided for the purpose of all its resolutions and proceedings and any such minutes of any meeting of the Trustee, if purported to be signed by the chairman of such meeting or by the chairman of a subsequent meeting, shall be admissible as prima facie evidence of the matters stated in such minutes.


                                                                            (11)

14.4 PROFESSIONAL ADVICE

     The Trustee may employ and act on the advice or opinion of any solicitor, accountant, or other person engaged in any profession or business whether such advice was obtained by the Trustee or by the Company. The Trustee shall not be responsible for any loss occasioned by its acting on that advice.

14.5 TRUSTEE'S AGENTS

     The Trustee may employ on such terms as the Company may agree as to remuneration any agent to transact any business in connection with the Plan and the Trustee shall not be liable for any loss arising by reason of the fraud or negligence of such agent.

14.6 TRUSTEE MAY EXECUTE DEEDS ETC

     The Trustee may execute or authorise the execution or delivery by any agent of it of any trust, deeds, documents or other instruments by the impression of the Trustees' signatures (where there is more than one Trustee) or (in the case of a sole corporate Trustee) by the signature of two or more officers of the corporate Trustee, in writing, printing, lithograph, photocopying and other modes of representing or reproducing words in a visible form and may authorise the delivery of such instruments on its behalf.

15   REMUNERATION AND INTERESTS OF TRUSTEES

15.1 INDIVIDUAL TRUSTEES

     Any individual Trustee shall be entitled to receive and retain as remuneration for his services under the Trust Deed such sum or sums as a Participating Company may from time to time resolve to pay to him notwithstanding that he is also an officer or employee of a Participating Company and he shall not be disqualified from voting or taking part in any decision of the Trustees on any matter by virtue of any personal or beneficial interest (actual or prospective) therein.

15.2 PROFESSIONAL TRUSTEES

     Any Trustee who is a solicitor, accountant, or other person engaged in any profession or business shall be entitled to charge and be paid all normal and other charges for business transacted, services rendered or time spent personally or by the Trustee's firm in connection with the Plan, including acts which a Trustee not engaged in any profession or business could have done personally.


                                                                            (12)

15.3 CORPORATE TRUSTEES

     Any Trustee which is a corporate body shall be entitled to charge and be paid such reasonable remuneration or charges as shall from time to time be agreed in writing between the Company and such corporate body and any such corporate body (being a bank) shall be entitled subject to the written consent of the Company, to act as banker and perform any services in relation to the Plan on the same terms as would be made with a customer in the ordinary course of its business as a banker without accounting for any resultant profit including without prejudice to the generality of the foregoing retention of its customary share of brokerage commission.

15.4 RIGHT TO BE EMPLOYED BY COMPANY

     Any Trustee or officer of a corporate trustee may be employed by, or be appointed an officer of, the Company or any Subsidiary and shall be entitled to keep for his benefit such remuneration or any other benefit as he may receive by virtue of such position and shall not be liable to account for any such benefit.

16   PERMITTED DEALINGS OF TRUSTEES

16.1 TRUSTEES PERMITTED TO HOLD SHARES ETC

     No Trustee (nor any director or other officer or employee of a corporate body acting as a Trustee) shall be precluded from acquiring, holding or dealing with any shares, debentures, debenture stock or securities of the Company or any Participating Company or any other company in which the Trustee may be interested or from entering into any contract or other transaction with the Company or any Participating Company or any such other company or being interested in any such contract or transaction. No Trustee (nor any director or other officer of a company acting as a Trustee) shall be liable to account to any Beneficiary, Eligible Partner or Participant or, where there is more than one Trustee, to the other Trustees or the Company or any Participating Company or such other company for any profits so made or benefits so obtained by him.

16.2 NO REQUIREMENT TO ACCOUNT FOR BENEFITS

     The Trustee (and any director or other officer of a corporate body acting as a Trustee) who is or becomes a Participant may retain all benefits to which he becomes entitled under the Plan and shall not be liable to account for any such benefit.


                                                                            (13)

17   NUMBER, APPOINTMENT, RETIREMENT AND REMOVAL OF TRUSTEES

17.1 MINIMUM NUMBER OF TRUSTEES

     The minimum number of Trustees shall be:

     17.1.1 in the case of a Trustee which is a corporate body (whether or not a trust corporation), one; and

     17.1.2 in any other case, three.

     17.1.3 while the number of Trustees is below the minimum number, a continuing Trustee shall not be entitled to exercise any power or discretion under the Trust Deed.

     17.1.4 if, after the removal, retirement or death of a Trustee, there are fewer than the minimum number of Trustees required by clause 17.1, the Company shall forthwith appoint a new Trustee in place of the removed retiring or dead Trustee.

17.2 STATUTORY POWER TO APPOINT NEW AND ADDITIONAL TRUSTEES

     The statutory power of appointing new and additional Trustees contained in section 36 of the Trustee Act 1925 shall be vested in the Company and may be exercised by a resolution of the Directors or in writing signed by a person duly authorised by a resolution of the Directors.

17.3 POWER TO APPOINT ADDITIONAL TRUSTEES

     In addition to the statutory power of appointing new and additional Trustees, the Company shall have the power by a resolution of the Directors or in writing signed by a person duly authorised by a resolution of the Directors to appoint additional Trustees notwithstanding that the effect of such appointment would be to increase the number of Trustees beyond four.

17.4 COMPANY CEASING TO EXIST

     If the Company ceases to exist otherwise than in consequence of a reconstruction or amalgamation, all powers of appointing and removing Trustees shall become vested in the Trustee.


                                                                            (14)

17.5 REMOVAL OF TRUSTEES

     The Company may by a resolution of the Directors or in writing signed by a person duly authorised by a resolution of the Directors, notice of which, in either case, is given to the Trustee, and without assigning any reason therefor, remove a Trustee from office, but not so as to reduce the number of Trustees below that specified in clause 17.1. If no later date is specified in the notice, such removal shall take place immediately on the receipt of the notice by the Trustee. If a later date is specified in the notice, such removal shall take place on the later of the receipt of the notice by the Trustee and the date specified in the notice.

17.6 RETIREMENT OF TRUSTEES

     A Trustee may retire by giving the Company written notice of his desire to retire but not so as to reduce the number of Trustees below that specified in clause 17.1.

     If the requirements of clause 17.1 will continue to be satisfied such notice shall take effect at the expiry of three months or such other period as may be agreed in writing by the Company after the date of such notice.

     If the requirements of clause 17.1 will not continue to be satisfied, the Company shall, within three months after the giving of such notice, appoint an additional Trustee. If the Company fails to do so within such period, the retiring Trustee may by deed appoint an additional Trustee and his retirement shall thereupon become effective.

17.7 TRANSFER OF TRUST PROPERTY FOLLOWING REMOVAL OR RETIREMENT OF TRUSTEE

     Forthwith following his removal or retirement as a Trustee, the outgoing Trustee shall transfer all property held by him subject to the Plan and deliver all documents in his possession relating to the Plan to the remaining Trustees and shall execute all such documents and do all such things as may be necessary to give effect to his removal or retirement.

17.8 SECTION 37 OF THE TRUSTEE ACT 1925

     Section 37(1)(c) of the Trustee Act 1925 shall apply to the Plan as if all references in that section to a trust corporation were references to any company authorised by its memorandum and articles to undertake trust business.

17.9 RESIDENCE OF TRUSTEES

     The Company shall ensure that all the Trustees or any sole Trustee which is a corporate body shall at all times be resident for tax purposes in the United Kingdom.


                                                                            (15)

18   DELEGATION OF ADMINISTRATION BY COMPANY AND OTHER MATTERS

18.1 DELEGATION OF ADMINISTRATION

     The Company or the Directors may at any time delegate in writing to the directors of any Participating Company or to the Company's or any Participating Company's duly authorised officers any of its powers and duties under the Trust Deed or the Rules or any business including the exercise of any discretion provided always that the Company shall not delegate the duties imposed on it or the rights given to it under clauses 9.1, 11.4, 17.2, 17.3, 17.5 or 22.

18.2 EXERCISE OF POWERS

     Except as otherwise provided in the Trust Deed or in the Rules the powers and discretions exercisable by the Company or any Participating Company in relation to the Plan shall be exercisable in the case of the Company by the Directors and otherwise by resolution of the board of directors of such Participating Company or by a duly authorised committee thereof and a copy of any resolution signed or purporting to be signed by the secretary or any director of such company shall be sufficient authority to the Trustee to act thereunder.

18.3 INFORMATION SUPPLIED BY COMPANY OR PARTICIPATING COMPANY

     The Trustee shall be entitled, in the absence of manifest error, to rely without further enquiry on any information or advice supplied to it by the Company or any Participating Company in connection with the trust created by the Trust Deed.

19   DURATION AND WINDING UP OF PLAN

19.1 TERMINATION ON EXPIRY OF TRUST PERIOD

     The Plan shall terminate on the earlier of:

     19.1.1 the expiry of the Trust Period; and

     19.1.2 a plan termination notice validly issued under Rule 22 and references throughout the Trust Deed and the Rules to a termination of the Plan shall be taken to be a termination as herein provided.


                                                                            (16)

19.2 OUTSTANDING LIABILITIES

     On or after the termination of the Plan no further sums shall be paid to the Trustee by the Participating Companies save that all Participating Companies shall remain liable to pay their just proportion of the costs charges and expenses of the Plan.

19.3 COMPLETION OF OBLIGATIONS

     Following any termination of the Plan the Trustee shall remain responsible for the completion of its obligations under the Plan.

20   SUPREMACY OF TRUST DEED OVER RULES

     The Trustee's rights duties and powers are regulated by the Trust Deed and by the Rules and in the case of inconsistency or conflict between the provisions of the Trust Deed and of the Rules the provisions of the Trust Deed shall prevail.

21   GOVERNING LAW AND JURISDICTION

21.1 GOVERNING LAW

     The formation, existence, construction, performance, validity and all aspects whatsoever of the Trust Deed and the Rules or any term of the Trust Deed or any Rules shall be governed by English law.

21.2 JURISDICTION

     Subject to clause 21.3, the English courts shall have exclusive jurisdiction to settle any dispute which may arise out of, or in connection with, the Trust Deed or the Rules.

21.3 JURISDICTION AGREEMENT FOR BENEFIT OF COMPANY

     The Company retains the right to bring proceedings in the English courts or any other court of competent jurisdiction.

21.4 PARTICIPANT DEEMED TO SUBMIT TO SUCH JURISDICTION

     By applying for and/or accepting an Award and not renouncing it, a Participant is deemed to have agreed to submit to such jurisdiction.


                                                                            (17)

22   AMENDMENT OF TRUST DEED AND RULES

22.1 AMENDMENT OF TRUST DEED AND RULES

     The Company may at any time and from time to time in the case of the Trust Deed by a supplemental deed and in the case of the Rules by resolution of the Directors amend, modify, or alter the Plan in any respect (such amendment modification or alteration being referred to in this clause 22.1 as a "modification") provided that:

     22.1.1 no modification shall alter to the disadvantage of any Participant his rights which have accrued to him under the Plan before the date of such modification;

     22.1.2 no modification shall modify or alter to the disadvantage of the Trustee the provisions for its protection and indemnity contained in the Plan without the written agreement of the Trustee;

     22.1.3 no modification shall be made which would or might infringe any rule against perpetuities or which could result in the Plan ceasing to be an Employees' Share Scheme; and

     22.1.4 whilst the Plan is approved by the Board of Inland Revenue, no modification to any key feature (as defined in paragraph 84(6) of Schedule 2) of the Plan shall take effect without the approval of the Board of Inland Revenue.

22.2 AMENDMENTS TO BE BINDING

     Any modification made in accordance with the provisions of this clause 22 shall be binding upon all persons from time to time interested in the Plan including the Company and any Participating Company.

23   GENERAL PROVISIONS

23.1 COUNTERPARTS

     The Trust Deed may be executed in any number of counterparts, and by the parties on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts will together constitute one and the same Trust Deed.

23.2 IRREVOCABILITY

     Subject to the provisions of the Trust Deed, the trusts hereby declared are irrevocable.


                                                                            (18)

EXECUTED by the parties as a deed and delivered on the date first mentioned above.

SIGNED as a deed by
STARBUCKS CORPORATION
acting by an officer and its secretary:


                                        ----------------------------------------
                                        Officer


                                        ----------------------------------------
                                        Corporate Secretary


The Seal of YORKSHIRE BUILDING SOCIETY
was hereto affixed in the presence of:


-------------------------------------
By the authority of the Board of
Directors


SIGNED as a deed by
STARBUCKS COFFEE COMPANY (UK) LIMITED
acting by a director and its secretary/ two directors:


                                        ----------------------------------------
                                        Director


                                        ----------------------------------------
                                        Director/Secretary


                                                                            (19)

                                    SCHEDULE

RULES OF THE STARBUCKS UK SHARE INCENTIVE PLAN

1    INTERPRETATION

1.1 In the Rules, unless the context otherwise requires, the following words and expressions have the following meanings:

     ACCUMULATION PERIOD               a period determined at the discretion of
                                       the Company, not exceeding 12 months
                                       which must be the same for all
                                       individuals entering into Partnership
                                       Shares Agreements;

     APPROPRIATE                       to confer a beneficial interest in
                                       Matching Shares on a Participant, subject
                                       to the provisions of the Plan, and the
                                       expressions "Appropriation" and
                                       "Appropriated" shall be construed
                                       accordingly;

     ASSOCIATE                         the meaning set out in paragraphs 22, 23
                                       and 24 of Schedule 2;

     ASSOCIATED COMPANY                in relation to two companies if:

                                       (a)  one company has control of the
                                            other; or

                                       (b)  both are under the control of the
                                            same person or persons;

                                       and for the purposes of this definition, "control" has the meaning set out in section 416(2) to (6) ICTA 1988;

     AWARD                             the award to Participants of Partnership
                                       Shares or Matching Shares in accordance
                                       with the Plan and "Awarded" shall be
                                       construed accordingly;

     CAPITAL RECEIPT                   a receipt by the Trustee of money or
                                       money's worth of the type defined in
                                       section 502 ITEPA 2003;

     CLOSE COMPANY                     the meaning set out in section 414 ICTA
                                       1988 as modified by paragraph 20 of
                                       Schedule 2;


                                                                            (20)

     COMPANY Starbucks Corporation, incorporated under the laws of the State of Washington, United States of America;

     CONNECTED COMPANY                 (a)  a company which Controls or is
                                            Controlled by the Company or which
                                            is controlled by a company which
                                            also Controls the Company; or

                                       (b)  a company which is a member of a
                                            Consortium owning the Company or
                                            which is owned in part by the
                                            Company as a member of the
                                            Consortium;

     CONSORTIUM                        the meaning set out in section 99(3) of
                                       Schedule 2;

     CONTROL                           the meaning set out in section 840 ICTA
                                       1988;

     DIRECTORS                         the board of directors of the Company or
                                       a duly authorised committee thereof;

     ELIGIBLE PARTNER                  (a)  an individual who in the case of
                                            Partnership Shares or Matching
                                            Shares:

                                       (i)  if there is no Accumulation Period,
                                            at the time the money for the
                                            acquisition of such Partnership
                                            Shares is deducted; and

                                       (ii) if there is an Accumulation Period,
                                            at the time of the first deduction
                                            of money for the acquisition of such
                                            Partnership Shares

                                       in either case:

                                            (aa) is an employee of a
                                                 Participating Company;

                                            (ab) has been such an employee (or
                                                 has otherwise been an employee
                                                 of a Qualifying Company) at all
                                                 times during any Qualifying
                                                 Period;


                                                                            (21)

                                            (ac) has earnings in respect of his
                                                 office or employment with a
                                                 Participating Company which are
                                                 (or would be if there were any)
                                                 general earnings to which
                                                 section 15 or 21 of ITEPA 2003
                                                 applies;

                                            (ad) has not either himself or
                                                 through any Associate and
                                                 whether in either case alone or
                                                 together with one or more
                                                 Associates has not had within
                                                 the preceding 12 months, a
                                                 Material Interest in a Close
                                                 Company whose shares may be
                                                 Appropriated or acquired under
                                                 the Plan or a company which has
                                                 Control of such a company or is
                                                 a member of a Consortium which
                                                 owns such a company; and

                                            (ae) does not at the same time
                                                 participate in a share
                                                 incentive plan approved under
                                                 Schedule 2 (other than the
                                                 Plan) established by the
                                                 Company or a Connected Company
                                                 (which for the avoidance of
                                                 doubt shall include where an
                                                 employee would have
                                                 participated but for his
                                                 failure to obtain a performance
                                                 allowance);

                                       (b)  an individual who at the relevant
                                            time satisfies the requirements at
                                            (a) above, excluding (ac), whom the
                                            Company has, in its absolute
                                            discretion, determined should be
                                            included;

     EMPLOYEES' SHARE SCHEME           the meaning set out in section 743 of the
                                       Companies Act 1985;

     EMPLOYER COMPANY                  the Participating Company which employs
                                       an Eligible Partner or, if a Participant
                                       is no longer an


                                                                            (22)

                                       Eligible Partner, the company which
                                       employs the Participant (or last employed the Participant) in Relevant Employment so long as that company is one to which PAYE regulations apply at that time;

     EXCHANGE RATE                     for any day means the closing mid-point
                                       spot rate UK Pound against the US Dollar
                                       for that day, as quoted by the Financial
                                       Times newspaper;

     FORFEITURE PERIOD                 the period(s) determined by the Company
                                       pursuant to Rule 9.2.5 or 9.2.6, as
                                       appropriate, provided that the period(s)
                                       shall not exceed 3 years from the
                                       relevant date of Appropriation;

     ICTA 1988                         the Income and Corporation Taxes Act
                                       1988;

     INITIAL MARKET VALUE              the Market Value of a Matching Share on
                                       the Matching Shares Appropriation Date;

     ITEPA 2003                        the Income Tax (Earnings and Pensions)
                                       Act 2003;

     MARKET VALUE                      (a)  on any date, (if agreed for the
                                            purposes of the Plan with Inland
                                            Revenue Shares Valuation on or
                                            before that day) the regular trading
                                            session closing price of a Share on
                                            that day as reported by The Nasdaq
                                            Stock Market, Inc. converted into UK
                                            Pounds at the Exchange Rate for that
                                            date; or

                                       (b)  if on that date the shares are not
                                            traded on Nasdaq, the market value
                                            of a Share as determined in
                                            accordance with the provisions of
                                            Part VIII TCGA 1992 and paragraph 92
                                            of Schedule 2 and agreed for the
                                            purposes of the Plan with Inland
                                            Revenue Shares Valuation on or
                                            before that day;

     MATCHING SHARES                   Shares entitlement to which is as set out
                                       in Part II which shall:


                                                                            (23)

                                       (a)  be shares of the same class and
                                            carry the same rights as the
                                            Partnership Shares to which they
                                            relate;

                                       (b)  be Appropriated on the same day as
                                            the Partnership Shares to which they
                                            relate are acquired; and

                                       (c)  be Appropriated to all Participants
                                            on exactly the same basis;

     MATCHING SHARES                   the date on which the Trustee
     APPROPRIATION DATE                Appropriates an Award of Matching Shares;

     MATCHING SHARES HOLDING PERIOD    the period beginning on the Matching
                                       Shares Appropriation Date and ending on a
                                       date determined from time to time at the
                                       discretion of the Company, and being not
                                       earlier than the third anniversary nor
                                       later than the fifth anniversary of the
                                       Matching Shares Appropriation Date or, if
                                       earlier, the date on which the
                                       Participant ceases to be in Relevant
                                       Employment, and which period shall be the
                                       same for all Matching Shares comprised in
                                       the same Award and shall not be increased
                                       at any time in respect of Matching Shares
                                       already Appropriated;

     MATERIAL INTEREST                 the meaning set out in paragraphs 19 to
                                       21 of Schedule 2;

     PARTICIPANT                       an Eligible Partner to whom the Trustee
                                       has made an Appropriation or on whose
                                       behalf Partnership Shares have been
                                       acquired or, where the context permits,
                                       an individual who has submitted a duly
                                       completed Partnership Shares Agreement in
                                       accordance with Rule 4.3.5;

     PARTICIPATING COMPANY             any Subsidiary which is a party to the
                                       Trust Deed or has pursuant to clause 9
                                       executed a deed of adherence and to which
                                       the Plan continues to extend;


                                                                            (24)

     PARTNERSHIP SHARES                Shares entitlement to which is as set out
                                       in Part I;

     PARTNERSHIP SHARES ACQUISITION    the date determined by the Trustee in
     DATE                              accordance with Rule 4.3.4;

     PARTNERSHIP SHARES AGREEMENT      an agreement issued by the Company under
                                       Rule 4.4;

     PARTNERSHIP SHARES CLOSING DATE   the date specified in the Partnership
                                       Shares Invitation by which the completed
                                       Partnership Shares Agreement must be
                                       received by the Trustee;

     PARTNERSHIP SHARES INVITATION     an invitation issued by the Company under
                                       Rule 4;

     PARTNERSHIP SHARES MARKET VALUE   in the case of a Partnership Shares
                                       Agreement with:

                                       (a)  an Accumulation Period, the lower of
                                            the Market Value of a Share on:

                                            (i)  the first day of the
                                                 Accumulation Period; or

                                            (ii) the Partnership Shares
                                                 Acquisition Date;

                                       (b)  no Accumulation Period, the Market
                                            Value of a Share on the Partnership
                                            Shares Acquisition Date;

     PARTNERSHIP SHARES MONEY          the meaning given to that term by Rule
                                       4.5.2;

     PLAN the Starbucks UK Share Incentive Plan as constituted by the Trust Deed and the Rules in their present form or as amended from time to time;

     PLAN SHARES                       Partnership Shares and Matching Shares
                                       which have been Appropriated to, or
                                       acquired on behalf of, a Participant or
                                       are held on his behalf by the Trustee;

     QUALIFYING COMPANY                the meaning set out in paragraph 17 of
                                       Schedule 2;

     QUALIFYING CORPORATE BOND         the meaning set out in section 117 TCGA
                                       1992;


                                                                            (25)

     QUALIFYING PERIOD                 a period determined by the Company in
                                       relation to any Award of Shares under the
                                       Plan which may be different for different
                                       Awards provided that:

                                       (a)  in the case of Partnership Shares
                                            and Matching Shares where there is
                                            an Accumulation Period it shall not
                                            exceed the period of 6 months before
                                            the beginning of the Accumulation
                                            Period;

                                       (b)  in the case of Partnership Shares
                                            and Matching Shares where there is
                                            no Accumulation Period it shall not
                                            exceed the period of 18 months
                                            before the deduction of money for
                                            the acquisition of the Partnership
                                            Shares;

     RELEVANT AMOUNT                   in respect of Partnership Shares, in any
                                       Year of Assessment, the lower of:

                                            (i)  L1,500; and

                                            (ii) 10% of Salary

                                       subject in each case to such amendment as may be made to any one of more of those limits as contained in ITEPA 2003 from time to time and where in the same Year of Assessment an Eligible Partner participates in one or more other share incentive plans approved under Schedule 2 and established by the Company or a Connected Company, any shares acquired under such plans shall be aggregated with any Shares acquired under the Plan for the purposes of determining the Relevant
                                       Amount;

     RELEVANT EMPLOYMENT               employment by the Company or any
                                       Associated Company of the Company;

     RETIREMENT AGE                    the age of 50;


                                                                            (26)

     RULES                             these rules as from time to time amended;

     SALARY                            the meaning set out in paragraph 43(4) of
                                       Schedule 2 (subject to the Company
                                       determining that any particular
                                       description of earnings should not be
                                       counted as part of an employee's salary
                                       in accordance with paragraph 46(4A)(b) of
                                       Schedule 2);

     SCHEDULE 2                        Schedule 2 to ITEPA 2003;

     SHARES fully paid shares of common stock of the Company (or any shares representing the same) which satisfy the conditions in paragraphs 26 to 33 inclusive of Schedule
                                       2;

     SUBSIDIARY                        any company over which the Company has
                                       Control;

     TCGA 1992                         the Taxation of Chargeable Gains Act
                                       1992;

     YEAR OF ASSESSMENT                a period commencing on 6 April in any
                                       year and ending on 5 April in the
                                       following year.

1.2  In the Plan, unless otherwise specified:

     1.2.1 the contents, clause and Rule headings are inserted for ease of reference only and do not affect the interpretation of the Plan;

     1.2.2 references to clauses, Rules, Parts and the Schedule are respectively to clauses, rules, parts of, and this schedule to the Trust Deed;

     1.2.3 save as provided for by law and subject to Rule 25.6, a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

     1.2.4 the singular includes the plural and vice-versa and the masculine includes the feminine;

     1.2.5 a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof;


                                                                            (27)

     1.2.6 the Interpretation Act 1978 applies to the Plan in the same way as it applies to an enactment; and

     1.2.7 unless the context otherwise requires, the definitions set out in clause 1.1 of the Trust Deed shall apply to the Rules.

2    PURPOSE OF PLAN

     The purpose of the Plan is to enable Eligible Partners of Participating Companies to acquire shares in the Company which give them a continuing stake in the Company.

3    PARTICIPATION ON SAME TERMS

     On each occasion when an Award is to be made, every Eligible Partner or individual who may be an Eligible Partner for the Award in question shall be invited to participate in an Award on the same terms and those who do actually participate must do so on the same terms.


                                                                            (28)

                           PART I - PARTNERSHIP SHARES

4    PARTNERSHIP SHARES INVITATIONS

4.1  ISSUE OF PARTNERSHIP SHARES INVITATIONS

     The Company may in its absolute discretion determine that an Award of Partnership Shares may be made and, accordingly, issue invitations.

4.2  TIMING OF PARTNERSHIP SHARES INVITATIONS

     Where Partnership Shares Invitations are to be issued, this must occur before the commencement of any relevant Accumulation Period.

4.3  CONTENTS OF PARTNERSHIP SHARES INVITATIONS

     Partnership Shares Invitations shall be in such form as the Company may determine from time to time and shall state:

     4.3.1 the Partnership Shares Closing Date;

     4.3.2 the maximum Salary deduction permitted under the Partnership Shares Agreement (being the lesser of the Relevant Amount and such other amount as the Company may determine and specify);

     4.3.3 the minimum Salary deduction permitted determined by the Company which sum must be no greater than L10 on any occasion (or such other amount as may be permitted from time to time under paragraph 47 of
          Schedule 2);

     4.3.4 the expected Partnership Shares Acquisition Date being a date determined by the Trustee and the Company which:

          4.3.4.1 where there is no Accumulation Period, shall be within 30 days after the deduction from Salary referred to in Rule 4.5.2 is made;

          4.3.4.2 where there is an Accumulation Period shall be not more than 30 days after the end of the Accumulation Period.

     4.3.5 that an Eligible Partner or individual who may be an Eligible Partner who wishes to accept Partnership Shares under the Award shall submit to the Trustee, prior to the Partnership Shares Closing Date, a duly completed Partnership Shares Agreement;


                                                                            (29)

     4.3.6 if applicable, the maximum number of Partnership Shares to be made subject to the Award on this occasion; and

     4.3.7 if appropriate, the commencement date (which may not commence later than the date of the first Salary deduction to be made under the individual's Partnership Shares Agreement) and length of the Accumulation Period.

4.4  PARTNERSHIP SHARES AGREEMENT AND PARTNERSHIP SHARES INVITATION

     Each Eligible Partner or individual who may be an Eligible Partner for the Award in question who does not already have in force a Partnership Shares Agreement in respect of the relevant Award of Partnership Shares shall be sent a Partnership Shares Agreement in respect of the relevant Award of Partnership Shares.

4.5  CONTENTS OF PARTNERSHIP SHARES AGREEMENT

     A Partnership Shares Agreement shall be in such form as the Company may determine from time to time and shall:

     4.5.1 set out a notice in the form prescribed by regulations pursuant to paragraph 48 of Schedule 2;

     4.5.2 require the individual executing the relevant Partnership Shares Agreement to state the amount of Salary deduction(s) and not exceeding the maximum permitted under Rule 4.3.2) which he wishes to allocate for the purchase of Partnership Shares under the Partnership Shares Agreement (the "Partnership Shares Money"); and

     4.5.3 state the intervals at which such amounts should be deducted; and

     4.5.4 state whether any excess amount remaining after the acquisition of Partnership Shares will be:

          4.5.4.1 paid over to the Participant subject to the Trustee complying with Rule 20; or

          4.5.4.2 with the agreement of the Participant, retained by the Trustee and added to the next Accumulation Period or where there is no next Accumulation Period, retained by the Trustee and added to the next Salary deduction; and


                                                                            (30)

     4.5.5 state the commencement date (which may not commence later than the date of the first Salary deduction to be made under the Eligible Partner's Partnership Shares Agreement) and length of the Accumulation Period, if applicable.

4.6  AGREEMENT MAY BE WITHDRAWN

     A Partnership Shares Agreement shall take effect in relation to any Award of Partnership Shares until such time as a Participant notifies the Employer Company that he no longer wishes to so participate.

4.7  EXCESS SALARY DEDUCTIONS

     Any amounts deducted in excess of the amounts permitted must be paid over to the Participant as soon as practicable.

4.8  SCALING DOWN

     If the number of Partnership Shares for which applications have been received is in excess of any maximum specified in accordance with Rule
     4.3.6 the amount of deduction of Partnership Shares Money specified by each Participant shall be reduced pro rata. For the purpose of this Rule 4.8, the number of Partnership Shares for which applications have been received shall be:

     4.8.1 where there is not an Accumulation Period, the total amount to be deducted during the month divided by the Market Value on the first day of the month; and

     4.8.2 where there is an Accumulation Period, the total amount expected to be deducted during the Accumulation Period (assuming no instructions are received from Participants under Rule 5) divided by the Market Value on the first day of the Accumulation Period.

4.9  PARTNERSHIP SHARES MONEY HELD FOR PARTICIPANT

     Partnership Shares Money must, subject to Rules 5.4 and 8.2, be:

     4.9.1 paid to the Trustee as soon as practicable; and

     4.9.2 held by the Trustee on behalf of a Participant with:

          4.9.2.1 a person falling within section 840A (1) (b) of ICTA 1988;

          4.9.2.2 a building society; or


                                                                            (31)

          4.9.2.3 a firm falling within section 840A(1)(c) of ICTA 1988;

     until it is used to acquire Partnership Shares on behalf of the Participant from whose Salary the Partnership Shares Money has been deducted.

4.10 INTEREST ON PARTNERSHIP SHARES MONEY

     The Trustee must account to the Participant from whose Salary the Partnership Shares Money had been deducted, for any interest received on Partnership Shares Money held on his behalf. For the avoidance of doubt there is no obligation on the Trustee to arrange for any Partnership Shares Money to be deposited in an interest bearing account.

     Any Trustee which is a bank or building society shall, notwithstanding any benefit which may accrue to it as a result, itself be entitled to hold Partnership Shares Money in a designated account in its capacity as a bank or building society and not be obliged to account for any resultant profit.

5    INSTRUCTIONS GIVEN DURING ACCUMULATION PERIOD

5.1  VARIATION OF SALARY DEDUCTIONS AND INTERVALS

     Subject to Rules 4.3.2, 4.3.3, and 4.3.6, and notwithstanding Rule 4.5.6 a Participant may, with the prior agreement of the Employer Company, vary the amount and or the intervals of the Salary deduction authorised under his Partnership Shares Agreement.

5.2  NOTICE TO SUSPEND SALARY DEDUCTIONS

     A Participant may, at any time, direct the Employer Company by notice in writing to:

     5.2.1 suspend the making of Salary deductions; or

     5.2.2 recommence the making of Salary deductions

     under his Partnership Shares Agreement provided always that:

     5.2.3 the Participant may not permit the Employer Company to make additional Salary deductions to make up for any Salary deductions which were missed; and

     5.2.4 the Participant may only make a direction under Rule 5.2.2 once in any Accumulation Period.


                                                                            (32)

5.3  NOTICE TO TERMINATE PARTNERSHIP SHARES AGREEMENT

     A Participant may at any time notify the Employer Company in writing that he wishes to terminate his Partnership Shares Agreement.

5.4  EMPLOYER COMPANY TO GIVE EFFECT TO NOTICES

     5.4.1 Where the Employer Company receives a notice to suspend or terminate deductions under Rule 5.2 or 5.3, it shall (unless a later date is specified in the notice) within 30 days of receipt of the notice give effect to the same, and shall:

          5.4.1.1 cease all further deductions of Partnership Shares Money under the Participant's Partnership Shares Agreement;

          5.4.1.2 in the case of a notice under Rule 5.3 subject to first complying with Rule 20 pay over or, as applicable, instruct the Trustee to pay over to that Participant as soon as practicable all Salary deductions of Partnership Shares Money that have been made under his Partnership Shares Agreement.

     5.4.2 When the Employer Company or the Trustee, as applicable, receives a notice to recommence Salary deductions under Rule 5.2, the Employer Company shall (unless a later date is specified in the notice) recommence deductions on the date of the first deduction due under the Partnership Shares Agreement following 30 days after receipt of the notice.

5.5  PARTNERSHIP SHARES AGREEMENT TO APPLY TO NEW HOLDING

     Where during an Accumulation Period a transaction occurs in relation to any of the Shares to be acquired under a Partnership Shares Agreement which results in a new holding of shares being equated with the original holding for the purposes of capital gains tax and the Participant gives his consent, the Partnership Shares Agreement shall have effect following that transaction as if it were an agreement for the purchase of shares comprised in the new holding. In the context of a new holding, any reference in this Rule 5.5 to shares includes a reference to securities and rights of any description which form part of the new holding for the purpose of Chapter II of Part IV TCGA 1992.


                                                                            (33)

6    ACQUISITION OF PARTNERSHIP SHARES

6.1  ACQUISITION OF SHARES BY TRUSTEE (NO ACCUMULATION PERIOD)

     After the deduction of Partnership Shares Money the Trustee shall calculate the number of Partnership Shares to be acquired on behalf of each Participant by dividing (as nearly as possible) each Participant's Partnership Shares Money deducted under his Partnership Shares Agreement by the Partnership Shares Market Value and shall acquire such Shares on behalf of Participants within 30 days of such deduction PROVIDED THAT if the number of Partnership Shares to be acquired would exceed the maximum specified under Rule 4.3.6, the number of Partnership Shares acquired on behalf on each Participant shall be reduced proportionately.

6.2  ACQUISITION OF SHARES BY TRUSTEE (WITH ACCUMULATION PERIOD)

     6.2.1 After the expiry of the Accumulation Period the Trustee shall calculate the number of Partnership Shares to be acquired on behalf of each Participant by dividing (as nearly as possible) each Participant's aggregate Partnership Shares Money deducted under his Partnership Shares Agreement during the Accumulation Period (together with any amount carried forward from a previous Accumulation Period) by the Partnership Shares Market Value and shall acquire such Shares on behalf of Participants accordingly PROVIDED THAT if the number of Partnership Shares to be acquired would exceed the maximum specified under Rule 4.3.6, the number of Partnership Shares acquired on behalf on each Participant shall be reduced proportionately.

     6.2.2 The Trustee shall within 30 days of the end of the Accumulation Period acquire the number of Shares determined in accordance with Rule
          6.2.1 which shall be held on behalf of the respective Participant as Partnership Shares.

6.3  NOTIFICATION OF ACQUISITION TO PARTICIPANTS

     As soon as practicable after the Partnership Shares Acquisition Date, the Trustee shall notify each Participant on whose behalf Partnership Shares have been acquired of the:

     6.3.1 number and description of Partnership Shares acquired on his behalf;

     6.3.2 Partnership Shares Acquisition Date;

     6.3.3 aggregate amount of the Participant's Partnership Shares Money applied by the Trustee in acquiring the Partnership Shares; and


                                                                            (34)

     6.3.4 Market Value of Partnership Shares on the Partnership Shares Acquisition Date.

6.4  SALARY DEDUCTIONS NOT INVESTED IN PARTNERSHIP SHARES

     Any Partnership Shares Money not used to acquire Partnership Shares shall be dealt with in accordance with Rule 4.5.4.

7    TRANSFER OF PARTNERSHIP SHARES BY PARTICIPANT

7.1  PARTICIPANTS MAY REQUEST TRANSFER OF PARTNERSHIP SHARES

     A Participant may, at any time after the Partnership Shares Acquisition Date, direct the Trustee by notice in writing to:

     7.1.1 transfer his Partnership Shares to the Participant; or

     7.1.2 transfer his Partnership Shares to some other person named by the Participant; or

     7.1.3 dispose of those Partnership Shares by way of sale and to account for the proceeds to the Participant or some other person named by the Participant.

7.2  TRUSTEE TO COMPLY WITH REQUEST

     As soon as reasonably practicable, and in any event within 30 days after receipt of the notice, the Trustee shall comply with the instructions set out in such notice provided always that it shall first comply with Rules 20 and 21.

8    CESSATION OF RELEVANT EMPLOYMENT

8.1  TRUSTEE TO BE NOTIFIED OF CESSATION OF RELEVANT EMPLOYMENT

     If a Participant ceases to be in Relevant Employment then the Employer Company shall within 14 days inform the Trustee of such cessation.

8.2  CESSATION OF RELEVANT EMPLOYMENT PRIOR TO PARTNERSHIP SHARES ACQUISITION
     DATE

     8.2.1 Where there is no Accumulation Period and a Participant ceases to be in Relevant Employment before the Partnership Shares Acquisition Date but after the deduction of Partnership Shares Money he shall be treated as ceasing to be in Relevant Employment immediately after his Partnership Shares are awarded to him.


                                                                            (35)

     8.2.2 Where there is an Accumulation Period and a Participant ceases to be in Relevant Employment during the Accumulation Period the Employer Company shall, subject to first complying with Rule 20, pay over to that Participant as soon as reasonably practicable all deductions of Partnership Shares Money that have been made under his Partnership Shares Agreement.

     8.2.3 Where there is an Accumulation Period and a Participant ceases to be in Relevant Employment after the final deduction of Partnership Shares Money and before the Partnership Shares Acquisition Date he shall be treated as ceasing to be in Relevant Employment immediately after his Partnership Shares are awarded to him.

8.3  TRANSFER OF PARTNERSHIP SHARES ON CESSATION OF RELEVANT EMPLOYMENT

     Where the Trustee receives a notification under Rule 8.1 then as soon as reasonably practicable after the receipt of such notification and in any event within 30 days after the cessation of the Relevant Employment the Trustee shall transfer the Partnership Shares to the Participant unless otherwise directed by him in writing prior to the transfer provided always that the Trustee shall first comply with Rule 21.


                                                                            (36)

                            PART II - MATCHING SHARES

9    NOTIFICATION OF MATCHING SHARES

9.1  RELATIONSHIP TO PARTNERSHIP SHARES

     Where the Company has exercised its discretion under Rule 4.1 it may in its absolute discretion also determine that an Appropriation of Matching Shares shall be made to those Participants who enter into a Partnership Shares Agreement.

9.2  ADDITIONAL CONTENTS OF PARTNERSHIP SHARES AGREEMENT

     Where the Company exercise its discretion under Rule 9.1 then in addition to the requirements set out in Rule 4.5 each Partnership Shares Agreement shall state:

     9.2.1 the expected Matching Shares Appropriation Date (which shall be the same as the Partnership Shares Acquisition Date);

     9.2.2 the ratio of Matching Shares to Partnership Shares for this Award of Partnership Shares which:

          9.2.2.1 shall not exceed a maximum of 3 Matching Shares for every 17 Partnership Shares acquired on behalf of the Participant; and

          9.2.2.2 shall be the same ratio for all Participants;

     9.2.3 the circumstances and the manner in which the ratio may be changed by the Company, and if the Company decides to alter the ratio of Matching Shares to Partnership Shares prior to the Partnership Shares Acquisition Date it shall notify each Participant affected prior to the Partnership Shares Acquisition Date;

     9.2.4 the Matching Shares Holding Period;

     9.2.5 the Forfeiture Period applicable in the event of a transfer of Partnership Shares pursuant to Rule 7;

     9.2.6 that (as determined at the discretion of the Company) the provisions of either Rules 12.3 or 12.4 shall apply to the Award and, if Rule
          12.4 applies, shall state what the applicable Forfeiture Period shall be;

     9.2.7 such additional information not inconsistent with the Rules and the Trust Deed as the Company may from time to time determine.


                                                                            (37)

10   APPROPRIATION OF MATCHING SHARES

10.1 DETERMINATION OF NUMBER OF MATCHING SHARES

     At the same time as the Trustee determines the number of Partnership Shares to be acquired pursuant to Rule 6.1 or 6.2 it shall additionally determine the number of Matching Shares to be Appropriated to each Participant.

10.2 APPROPRIATION OF MATCHING SHARES

     On the Matching Shares Appropriation Date the Trustee shall Appropriate to each Participant the number of Matching Shares notified to it under Rule 10.1.

10.3 NOTIFICATION OF APPROPRIATION TO PARTICIPANTS

     At the same time as making a notification pursuant to Rule 6.3 the Trustee shall notify each Participant to whom Matching Shares have been Appropriated of the:

     10.3.1 number and description of the Matching Shares Appropriated to him;

     10.3.2 Matching Shares Appropriation Date;

     10.3.3 Initial Market Value; and

     10.3.4 Matching Shares Holding Period.

11   RESTRICTIONS ON DEALINGS IN, AND PERMITTED TRANSFERS OF, MATCHING SHARES

11.1 RESTRICTIONS ON DISPOSALS BY PARTICIPANTS

     Subject to Rules 14 and 21 during the Matching Shares Holding Period a Participant shall:

     11.1.1 permit the Trustee to hold his Matching Shares; and

     11.1.2 not assign, charge or otherwise dispose of his beneficial interest in his Matching Shares.


                                                                            (38)

11.2 RESTRICTIONS ON DISPOSALS BY TRUSTEE

     Subject to Rules 12, 14 and 21 and paragraph 90(5) of Schedule 2 the Trustee shall not:

     11.2.1 dispose of any Matching Shares, whether by transfer to the Participant or otherwise, during the Matching Shares Holding Period;

     11.2.2 dispose of any Matching Shares after the Matching Shares Holding Period except in accordance with a direction given by or on behalf of the Participant; and

     11.2.3 deal with any right conferred in respect of a Participant's Matching Shares to be allotted other shares, securities or other rights except pursuant to a direction given by or on behalf of the Participant or any person in whom the beneficial interest in his Matching Shares is for the time being vested.

11.3 TRANSFER OF MATCHING SHARES AFTER MATCHING SHARES HOLDING PERIOD

     11.3.1 A Participant may, at any time after the Matching Shares Holding Period direct the Trustee by notice in writing to:

          11.3.1.1 transfer the Participant's Matching Shares to the Participant; or

          11.3.1.2 transfer the Matching Shares to some other person named by the Participant; or

          11.3.1.3 dispose of the Matching Shares by way of sale for the best consideration in money that can reasonably be obtained at the time of sale and to account for the proceeds to the Participant or some other person named by the Participant.

     11.3.2 Within 30 days after receipt of a notice referred to in Rule 11.3.1 the Trustee shall comply with the instructions set out in such notice

12   CESSATION OF RELEVANT EMPLOYMENT AND EARLY WITHDRAWAL OF PARTNERSHIP SHARES

12.1 TRUSTEE TO BE NOTIFIED OF CESSATION OF RELEVANT EMPLOYMENT

     If a Participant ceases to be in Relevant Employment then the Employer Company shall within 14 days inform the Trustee of such cessation and whether the provisions of Rule 12.3 or 12.4 apply.


                                                                            (39)

12.2 EARLY WITHDRAWAL OF PARTNERSHIP SHARES

     Where the Trustee receives a notice under Rule 7.1 before the expiry of the applicable Forfeiture Period then subject to Rules 12.5 and 12.6 the Participant's beneficial entitlement to his Matching Shares (awarded in respect of the Partnership Shares which are being withdrawn) shall lapse immediately and he shall cease to have any rights to such Matching Shares.

12.3 EARLY TRANSFER OF MATCHING SHARES

     Where the Trustee has been notified by the Employer Company that this Rule
     12.3 applies then as soon as reasonably practicable after the receipt of such notification and in any event within 30 days after the cessation of the Relevant Employment the Trustee shall transfer the Matching Shares to the Participant or as directed by him in writing prior to the transfer provided always that the Trustee shall first comply with Rule 21.

12.4 FORFEITURE OF MATCHING SHARES

     Where the Trustee has been notified by the Employer Company that this Rule
     12.4 applies then subject to Rules 12.5 and 12.6 the Participant's beneficial entitlement to his Matching Shares shall lapse immediately on his ceasing to be in Relevant Employment before the end of the Forfeiture Period and he shall cease to have any rights to such Matching Shares.

12.5 INJURY, DISABILITY, REDUNDANCY, RETIREMENT ETC

     Notwithstanding Rule 12.4 if a Participant ceases to be in Relevant Employment by reason of:

     12.5.1 injury or disability;

     12.5.2 redundancy within the meaning of the Employment Rights Act 1996 or the Employment Rights (Northern Ireland) Order 1996;

     12.5.3 a transfer of employment which is subject to the Transfer of Undertaking (Protection of Employment) Regulations 1981;

     12.5.4 a change of Control or other circumstances giving rise to the Participant's employing company ceasing to be an Associated Company of the Company or any Participating Company;


                                                                            (40)

     12.5.5 retirement on or after reaching Retirement Age;

     then the Trustee shall act in accordance with Rule 12.3.

12.6 DEATH

     If a Participant ceases to be in Relevant Employment by reason of his death, the Trustee shall act in accordance with Rule 13.5.


                                                                            (41)

                         PART III - GENERAL REQUIREMENTS

13   REQUIREMENTS GENERALLY APPLICABLE TO PLAN SHARES

13.1 PARTICIPANTS MAY ELECT NOT TO PARTICIPATE

     Notwithstanding any other Rule, a Participant may direct that Shares are not to be Appropriated to him or acquired on his behalf, by giving written notice to the Employer Company before the relevant Appropriation date or acquisition date.

13.2 INDIVIDUALS ELIGIBLE FOR APPROPRIATION

     No Appropriation or acquisition shall be made to or on behalf of an individual who is not an Eligible Partner.

13.3 SHARES NOT APPROPRIATED OR FORFEITED

     Shares which are not Appropriated nor acquired on behalf of the Participant or Matching Shares which have been forfeited under the Rules shall, on the instructions of the Company, be:

     13.3.1 returned by the Trustee to the Company (or the Company's nominee or agent); or

     13.3.2 sold and the proceeds used in accordance with the provisions of clause 4 of the Trust Deed.

13.4 SHARES CEASING TO QUALIFY

     If Shares which are held by the Trustee for the purposes of the Plan cease to be Shares, they shall not be used for the purposes of the Plan.

13.5 DEATH OF PARTICIPANT

     13.5.1 Following the death of a Participant, the Trustee shall, as soon as practicable after death, transfer the Participant's Plan Shares to or to the order of his legal personal representatives.

     13.5.2 All references in the Plan to a Participant shall, where the context requires, be references to the legal personal representative of the Participant.


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

13.6 FUNDS TO BE PROVIDED BY PARTICIPATING COMPANIES

     13.6.1 If the Company directs that the Trustee shall acquire Matching Shares by purchase, each relevant Participating Company shall pay to the Trustee the monies that are required for the Trustee to purchase the number of Shares to be Appropriated to that Participating Company's Participants as Matching Shares; and

     13.6.2 the Trustee shall, if so directed by the Company, acquire by purchase Shares at any time using monies paid or loaned to it by Participating Companies for future Appropriations of Shares to Eligible Partners.

13.7 SHARES PURCHASED OFF MARKET BY TRUSTEE

     Where the Trustee is instructed by the Company to purchase Shares otherwise than through The Nasdaq Stock Market, Inc. the Trustee shall not purchase the Shares for a price in excess of that for which, in the opinion of the Company's brokers, it could purchase those Shares through The Nasdaq Stock Market, Inc.

13.8 SUBSCRIPTION PRICE

     Where Partnership Shares are subscribed for by the Trustee the subscription price for each Share shall be the higher of the:

     13.8.1 Partnership Shares Market Value; or

     13.8.2 par value of a Share.

     Upon the Trustee subscribing for Partnership Shares, Matching Shares will be issued to the Trustee for nil additional consideration.

13.9 RIGHTS ATTACHING TO SUBSCRIBED SHARES

     Shares acquired by the Trustee by subscription shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with other issued shares of the same class at the date of subscription save as regards any rights attaching to such Shares by reference to a record date prior to the date of such subscription or any permitted restriction under Schedule 2.

13.10 PROPORTIONATE APPORTIONMENT OF SHARES WITH DIFFERENT RIGHTS

     If the Shares to be Appropriated to, or acquired on behalf of each Participant, do not carry


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

     the same rights as to dividends or otherwise, the shares appropriated to or acquired on behalf of each Participant shall (as nearly as possible) contain the same proportions of Shares with different rights.

13.11 FOREIGN DIVIDENDS

     Where any foreign cash dividend is received in respect of Plan Shares held on behalf of a Participant, the Trustee shall give him notice of the amount of any foreign tax deducted from the dividend before it was paid.

13.12 TIMING OF CONTRIBUTIONS TO TRUSTEE

     Monies to be paid by the Participating Companies to the Trustee for the purchase or subscription of Shares in respect of an Appropriation shall be paid not later than one week immediately prior to such relevant Appropriation date.

14   PERMITTED DEALINGS IN PLAN SHARES

     A Participant shall be entitled at any time to direct the Trustee to:

     14.1.1 accept an offer for any of his Plan Shares if the acceptance will result in a new holding being equated with the original shares for the purposes of capital gains tax; or

     14.1.2 accept an offer of a Qualifying Corporate Bond, whether alone or with cash or other assets or both, for his Plan Shares if the offer forms part of a general offer as referred in Rule 14.1.3; or

     14.1.3 accept an offer of cash, with or without other assets, for his Plan Shares if the offer forms part of a general offer which is made to holders of shares of the same class as his Plan Shares or of shares in the Company and which is made in the first instance on a condition such that if it is satisfied the person making the offer will have control of the Company within the meaning of section 416 of ICTA 1988; or

     14.1.4 agree a transaction affecting his Plan Shares, or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:

          14.1.4.1 all the ordinary share capital of the Company or, as the case may be, all the shares of the class in question; or


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

          14.1.4.2 all the shares, or all the shares of the class in question, which are held by a class of shareholder identified otherwise than by reference to their employment or their participation in the Plan or any other approved share incentive plan.

15   RECEIPTS BY TRUSTEE

     Subject to Rule 20, the Trustee shall pay or transfer to a Participant any money or money's worth it receives in respect of, or by reference to, the Participant's Plan Shares unless it is a Capital Receipt which consists of a new holding referred to in Rule 17, provided that the Trustee shall not distribute any Capital Receipt to a Participant if the amount payable to that Participant would be less than L3.

16   EXERCISE OF VOTING RIGHTS ATTACHING TO PLAN SHARES

16.1 TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTIONS GIVEN BY PARTICIPANTS

     In the event of a general meeting of the Company or any separate general meeting of the holders of shares which include Plan Shares the Trustee shall act in accordance with any directions given by a Participant or other person in whom the beneficial interest in Plan Shares is for the time being vested in relation to their Plan Shares. In the absence of any such directions the Trustee need not take any action.

16.2 PARTICIPANT TO INSTRUCT TRUSTEE HOW TO VOTE

     Following receipt of any directions given pursuant to Rule 16.1:

     16.2.1 the Trustee shall not be obliged to attend the general meeting and may exercise the voting rights either personally or by proxy;

     16.2.2 in the case of "any other business" at an annual general meeting of the Company, the Trustee shall be entitled to vote (or refrain from voting) as it thinks fit; and

     16.2.3 on a poll, the Trustee shall vote or lodge proxy cards only in accordance with the directions of each Participant, which directions must have been returned to the Trustee in accordance with the instructions accompanying the notification. In the absence of any such direction the Trustee shall abstain from voting.

16.3 NOTIFICATION OF PARTICIPANTS' DIRECTIONS TO TRUSTEE TO BE IN WRITING

     Any direction given by a Participant to the Trustee pursuant to Rule 16.1 shall be in writing under the hand of the Participant and shall not be binding upon the Trustee unless


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

     it has been deposited at the registered office of the Company not less than 96 hours before the time for the holding of the meeting.

17   COMPANY RECONSTRUCTIONS

17.1 NEW HOLDINGS OF SHARES

     Subject to Rule 17.2, where there occurs in relation to a Participant's Plan Shares a company reconstruction which results in a new holding, or would result in a new holding were it not for the fact that the new holding consists of or includes a Qualifying Corporate Bond:

     17.1.1 the company reconstruction shall be treated as not involving a disposal of the Plan Shares comprised in the original holding;

     17.1.2 references in the Rules to a Participant's Plan Shares shall be construed, after the date of the company reconstruction, as being references to the shares comprised in the new holding;

     17.1.3 such new holding shall be deemed to have been Appropriated to or acquired on behalf of the Participant on the date the original holding was Appropriated to or acquired by him and shall be held by the Trustee on the same terms.

17.2 MEANING OF "NEW HOLDING"

     For the purpose of Rule 17.1:

     17.2.1 in the context of a new holding, any reference in this Rule 17 to shares includes a reference to securities and rights of any description which form part of the new holding for the purpose of Chapter II of Part IV TCGA 1992; and

     17.2.2 an issue of shares of any of the following descriptions (in respect of which a charge to income tax arises) made as part of a company reconstruction shall not be treated as forming part of a new holding:

          17.2.2.1 redeemable shares or securities issued as mentioned in section 209(2)(c) ICTA 1988;

          17.2.2.2 share capital issued in circumstances such that section 210(1) ICTA 1988 applies;

          17.2.2.3 share capital to which section 249 ICTA 1988 applies.


                                                                            (46)

18   RIGHTS ISSUES

18.1 APPLICATION OF RULE

     This Rule 18 applies to rights attaching to a Participant's Plan Shares to be allotted, on payment, other shares, securities or rights of any description in the same Company (together referred to as "Rights").

18.2 TRUSTEE TO PROVIDE INFORMATION TO PARTICIPANTS

     The Trustee shall inform each Participant of any Rights arising in respect of Plan Shares and shall either send the Participant a copy of the document relating to the Rights or sufficient details to enable the Participant to act in accordance with Rule 18.3.

18.3 PARTICIPANTS TO GIVE WRITTEN DIRECTIONS TO TRUSTEE

     The Trustee shall deal with the Rights only pursuant to a written direction given by, or on behalf of, the Participant or any person in whom the beneficial interest in the Plan Shares is for the time being vested. Such written direction must be received by the Trustee before the expiry of 5 days before the closing date for acceptance of the Rights offer or within such other time limit set at the absolute discretion of the Trustee, and may direct the Trustee to:

     18.3.1 take up all or part of the Rights provided that such instruction is accompanied by payment in cash of the amount necessary to exercise such rights; or

     18.3.2 sell all of the Rights; or

     18.3.3 sell such part of the Rights as enables the Trustee to use the proceeds of sale to exercise entitlement to the remaining Rights of the Participant.

18.4 CASH AMOUNTS ARISING TO BE DEALT WITH BY TRUSTEE

     Any cash arising from the disposal of the Rights (except insofar as it is used to exercise such Rights in accordance with Rule 18.3.3) shall be dealt with by the Trustee in accordance with Rule 15.


                                                                            (47)

18.5 FAILURE BY PARTICIPANT TO GIVE ANY DIRECTION

     If a Participant fails to give any direction under Rule 18.3, or has not otherwise authorised the Trustee, or fails to pay any appropriate amount of cash, then the Trustee shall take no action in respect of the Rights associated with that Participant's Plan Shares.

19   CHANGES IN CAPITALIZATION

     In the event of reorganization, recapitalization, stock split (which may be effected by way of a stock dividend of additional shares of the Company's common stock), consolidation, offerings of rights, or any other change in the capital structure of the Company before the Partnership Shares Acquisition Date, the Directors shall make whatever adjustments are appropriate in the number, kind, and the price of the Shares or shares that are available for purchase under the Plan, and in the number of Shares or shares that a Participant is entitled to purchase under the Plan, provided that any issue of shares including any stock dividends as referred to above, is not an excluded issue of shares as defined in paragraph 86(4) of
     Schedule 2.

20   DUTY TO ACCOUNT FOR PAYE ON CASH AMOUNTS

20.1 TRUSTEE TO MAKE PAYE DEDUCTIONS

     The Trustee shall withhold from:

     20.1.1 a Capital Receipt referred to in Rule 15;

     20.1.2 any monies returned to individuals under Rules 4 and 6; and

     20.1.3 the proceeds of a disposal of Plan Shares by the Trustee in accordance with a direction from a Participant (except in so far as the proceeds are used to take up Rights in accordance with Rule 18.3.3)

     an amount equal to any income tax and employee's national insurance contributions chargeable on such sum for which the Employer Company or the Trustee is required to make a deduction under the PAYE system.

20.2 TRUSTEE TO DEAL WITH PAYE DEDUCTIONS

     20.2.1 The Trustee shall if it is responsible for operating PAYE in relation to such sum, retain it, or otherwise pay such sum as is referred to in Rule 20.1 to one or more


                                                                            (48)

          Employer Companies in proportion to their respective obligations to operate PAYE in relation to such sum.

     20.2.2 If there is no Employer Company for the purposes of Rule 20.2.1 the Trustee shall deduct income tax at the basic rate for the time being in force as if the Participant were a former employee of the Trustee.

21   DUTY TO ACCOUNT FOR PAYE ON TRANSFERS OF ASSETS

21.1 TRUSTEE TO MAKE PAYE DEDUCTIONS

     Where under any Rule Plan Shares cease to be subject to the Plan and in relation to:

     21.1.1 Partnership Shares it is prior to the fifth anniversary of the Partnership Shares Acquisition Date; or

     21.1.2 Matching Shares it is prior to the fifth anniversary of the Matching Shares Appropriation Date the Trustee shall unless otherwise provided with funds from the Participant to meet any liability for income tax and/or employee's national insurance contributions, dispose of a sufficient number of the Participant's Plan Shares (for the best consideration in money that can reasonably be obtained at the time of sale), the proceeds of which shall (as far as possible) be equal to any income tax and/or employees' national insurance contributions chargeable on the Plan Shares to be transferred and for which the Trustee or an Employer Company is required to make a PAYE deduction.

21.2 TRUSTEE TO DEAL WITH PAYE DEDUCTIONS

     The Trustee and/or an Employer Company shall account to the Board of Inland Revenue for any income tax and/or employees' national insurance contributions referred to in Rule 21.1 and shall pay over to the Participant the difference (if any) between the proceeds from the disposal of his Plan Shares under Rule 21.1 and the amount due.

22   APPORTIONMENT OF CAPITAL RECEIPTS

22.1 TREATMENT OF CAPITAL RECEIPTS

     If the Trustee receives any Capital Receipt referred in Rule 15 in respect of, or by reference to, any Plan Shares held on behalf of more than one Participant, then, if and to the extent that such Capital Receipt cannot be precisely divided between such Participants in the appropriate proportions to the extent that it is:


                                                                            (49)

     22.1.1 money's worth, the Trustee shall sell it for the best possible consideration in money that can reasonably be obtained and shall divide the proceeds of sale (after deducting any expenses of sale and any taxation which may be payable by the Trustee) among the Participants in question; and

     22.1.2 money, the Trustee's obligations under this Rule 22 shall be deemed to be discharged if the Trustee pays to each Participant the appropriate amount, rounded down to the nearest penny.

22.2 TRUSTEE TO INFORM PARTICIPANTS

     The Trustee shall inform each Participant in respect of whose Plan Shares the Capital Receipt was received of the treatment thereof for income tax purposes.

23   TERMINATION OF PLAN

23.1 COMPANY MAY TERMINATE PLAN

     The Company may at any time decide to terminate the Plan and if it does so must issue a plan termination notice copies of which shall be given without delay to:

     23.1.1 Her Majesty's Revenue & Customs;

     23.1.2 the Trustee; and

     23.1.3 each Participant.

23.2 CONSEQUENCES OF TERMINATION OF PLAN

     If the Company issues a plan termination notice in accordance with Rule
     23.1:

     23.2.1 no further Awards may be made under the Plan;

     23.2.2 the Trustee shall remove any Plan Shares from the Plan in accordance with paragraph 90 of Schedule 2; and

     23.2.3 any Partnership Shares Money held on behalf of a Participant must be paid to him as soon as practicable thereafter.


                                                                            (50)

23.3 INLAND REVENUE WITHDRAWAL OF PLAN APPROVAL

     If Inland Revenue approval of the Plan is withdrawn any Partnership Shares Money held on behalf of a Participant must be paid to him as soon as practicable thereafter.

24   SHARES FROM QUALIFYING SHARE OWNERSHIP TRUSTS

     Where Shares are transferred to the Trustee in accordance with paragraph 78 of Schedule 2, it shall award such Shares only as Matching Shares, and in priority to other available Shares.

25   NOTICES

25.1 NOTICE BY COMPANY, EMPLOYER COMPANY, DIRECTORS OR TRUSTEE

     Save as provided for by law and subject to Rule 25.6, any notice, document or other communication given by, or on behalf of the Company, an Employer Company, the Directors or the Trustee to any person in connection with the Plan shall be deemed to have been duly given if delivered to him by hand or sent by e-mail or fax to him at his place of work if he is employed by an Employer Company, or sent by e-mail to such e-mail address as may be specified by him from time to time or through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the date of sending or posting.

25.2 DECEASED PARTICIPANT

     Save as provided for by law and subject to Rule 25.6, any notice, document or other communication given to a Participant shall be deemed to have been duly given notwithstanding that such person is then deceased (and whether or not the Company or Trustee has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company or Trustee as appropriate and supplied to the Company and the Trustee an e-mail or postal address to which notices, documents and other communications are to be sent.

25.3 NOTICE TO COMPANY, EMPLOYER COMPANY, DIRECTORS OR TRUSTEE

     Save as provided for by law and subject to Rule 25.6, any notice, document or other communication given to the Company, the Directors, an Employer Company or the Trustee in connection with the Plan shall be delivered by hand or sent by e-mail, fax or post to the company secretary at such company's registered office or such other e-mail or postal address as may from time to time be notified to individuals or Participants but shall not in any event be deemed to be duly given unless and until it is actually received at the


                                                                            (51)
     registered office or such e-mail or postal address and shall be deemed to have been duly given on the date of such receipt.

25.4 DISTRIBUTION OF COMPANY DOCUMENTATION

     If any annual or interim report, notice of meeting, circular, letter of offer or other documentation (excepting a dividend warrant or a document of title to shares, securities or rights) is sent to the Trustee relating to any Plan Shares, the Company shall, as soon as reasonably practicable, send, or procure the sending of, a copy of such document to each Participant on behalf of whom such Plan Shares are held. For the avoidance of doubt, the Trustee shall have no obligation to send a copy of any such document to any Participant.

25.5 NOTIFICATION OF LIABILITY TO INCOME TAX

     Where a Participant has become liable to income tax under any relevant provision of ITEPA 2003 or is liable to income tax chargeable under Schedule D Case IV or Schedule F of ICTA 1988, the Trustee shall, as soon as reasonably practicable, inform the Participant of any fact material to determining that liability.

25.6 EXCLUSION OF ELECTRONIC COMMUNICATIONS IN CERTAIN CIRCUMSTANCES

     For the avoidance of doubt, any notice, document or other communication given by or on behalf of the Company, the Directors, an Employer Company or the Trustee to an individual may not be sent by electronic communication if such notice, document, or other communication requires a deduction to be made from wages, including, but not limited to, deduction from wages made pursuant to the Partnership Shares Agreement or the provisions of Rules 5.1 and 5.2.2.

26   FRACTIONAL ENTITLEMENTS

26.1 If, on a company reconstruction, the Trustee receives a share or other security fractions of which would be treated as comprised in two or more Participants' Plan Shares:

     26.1.1 it shall not form part of any new holding for the purpose of Rule
          17;

     26.1.2 Rule 22 shall apply to it.

27   PROTECTION OF TRUSTEE

     Any sale by the Trustee of shares, securities or rights which is effected through a member of The Nasdaq Stock Market, Inc. acting in the ordinary course of his business shall be


                                                                            (52)
     presumed to have been made for the best consideration that could reasonably be obtained at the time of sale.

28   RELATIONSHIP OF PLAN TO CONTRACT OF EMPLOYMENT

28.1 Notwithstanding any other provision of this Plan:

     28.1.1 the Plan or benefits available under the Plan shall not form part of any contract of employment between any Employer Company and an Eligible Partner, or Beneficiary;

     28.1.2 unless expressly so provided in his contract of employment, an Eligible Partner, or Beneficiary has no right to an Appropriation;

     28.1.3 the benefit to an Eligible Partner, or Beneficiary of participation in the Plan shall not form any part of his remuneration or count as his remuneration for any purpose and shall not be pensionable; and

     28.1.4 if an Eligible Partner, or Beneficiary ceases to have a Relevant Employment, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

29   ALTERATIONS

     No modification, alteration, or amendment to the Rules shall be made except in accordance with clause 22 of the Trust Deed.


                                                                            (53)